ANNUAL REPORT

[Graphic]

RICHARD B. FISHER

President

Federated Government Income Securities, Inc.

President's Message

Dear Fellow Shareholder:

Federated Government Income Securities, Inc. was created in 1986, and I am pleased to present its 13th Annual Report. This U.S. government securities fund pursues generous monthly income from a portfolio of mortgage backed securities issued by U.S. government agencies along with U.S. Treasury notes and bonds. The fund currently has an overall four-star Morningstar Rating(TM) out of 1521 taxable bond funds as of March 31, 1999. 1 The fund's assets totaled $1.5 billion as of February 28, 1999.

This report covers the 12-month reporting period from March 1, 1998 through February 28, 1999. It begins with an interview with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Investment Management Company. She offers her views on today's interest rate environment, fund performance, and how your fund is invested in mortgage backed and Treasury securities. Following her discussion, you will find three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings, and third is the publication of the fund's financial statements.

The fund's portfolio focuses on U.S. government agency securities, i.e., Government National Mortgage Association ("GNMA") issues, Federal Home Loan Mortgage Corporation ("FHLMC") issues, and Federal National Mortgage Association ("FNMA") issues, as well as U.S. Treasury bonds. These U.S. government securities have no credit or default risk, though the prices of all U.S. government issues are subject to interest rate changes with corresponding price changes in the marketplace.

1 Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 3/31/99. They are subject to change every month. Ratings are calculated from the fund's three-, five- and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund received 3, 3, and 4 stars for the three-, five-, and ten-year periods and was rated among 1521, 1048, and 371 taxable bond funds, respectively. The top 10% of funds in a rating universe receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

The 12-month reporting period saw three distinct interest rate environments for investors. The first half of the fund's fiscal year was relatively tranquil with interest rates moving in a 75 basis point range. Next came three months of high volatility in which yields on long-term U.S. Treasuries declined to lows not seen in over a generation. This volatility caused non- Treasury securities to underperform because investors retreated from these securities in favor of the most liquid types of investments. As the reporting period closed, a more stable market emerged, and U.S. Treasuries gave back most of their earlier gains. This reversal in the U.S. Treasury market benefited other types of fixed income securities, such as mortgage backed issues, as investors sought the additional yield spread over Treasuries.

In this environment, the fund's investment returns for the fiscal year ended February 28, 1999 were competitive with the overall Treasury market and that of the average U.S. government bond fund. Individual share class total return performance for the 12-month reporting period, including income distributions, follows. 2


                 TOTAL RETURN   INCOME DISTRIBUTIONS   NET ASSET VALUE CHANGE
Class A Shares   5.58%          $0.536                 $8.84 to $8.79 = (0.57%)
Class B Shares   4.65%          $0.466                 $8.84 to $8.78 = (0.68%)
Class C Shares   4.76%          $0.466                 $8.84 to $8.79 = (0.57%)
Class F Shares   5.49%          $0.528                 $8.83 to $8.78 = (0.57%)


The fund continued to offer investors the income opportunities of the mortgage backed securities market and the price performance of U.S. Treasury securities. At the end of the reporting period, more than 75% of the fund's assets were invested in mortgage backed securities that were issued by GNMA, FNMA and FHLMC. These government securities are guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities. 3

Thank you for your continued participation in Federated Government Income Securities, Inc. If you have any questions or comments, please do not hesitate to write.

Very sincerely yours,

[Graphic]

Richard B. Fisher
President
April 15, 1999

2 Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were 0.79%, (0.82%), 3.76%, and 3.44%, respectively.

3 Fund shares are not guaranteed by the U.S. government.

[Graphic]

Kathy Foody-Malus
Vice President
Federated Investment
Management Company

Investment Review

WHAT ARE YOUR COMMENTS ON THE FIXED INCOME MARKET DURING THE FUND'S FISCAL YEAR?

During 1998, the "Goldilocks" U.S. economy continued to perform as advertised - not too hot and not too cold. The U.S. Treasury market during the reporting period was in a state of flux. The key factors driving the performance of U.S. Treasuries were reductions in Treasury supply due to the first budget surplus in close to 30 years, declining commodity prices, overseas turmoil, and heightened liquidity premiums.

As the reporting period began, the overall tone of the Treasury market was one of complacency as the Federal Reserve Board (the "Fed") appeared to be taking a "wait and see" approach to monetary policy. However, this changed at mid-year as events in Russia and Latin America reawakened the potential for easing of short-term rates by the Fed. As this crisis unfolded, investors favored the most liquid U.S. Treasury securities available and avoided all other fixed income asset classes. At the peak of this turmoil, yields on longer maturity Treasuries fell to levels not seen in over a generation. For example, the yield on the 30-year U.S. Treasury reached a low of 4.72%. During this time, the Fed eased the Federal Funds Target Rate by 75 basis points over a three month time frame to provide stability to the capital markets. The robust state of the U.S. economy took a back seat as these events unfolded.

As the final quarter of the reporting period began, the U.S. Treasury market again began to focus on domestic economic data and its impact rather than events going on overseas. A weaker dollar versus the Yen and concerns about potential selling of U.S. Treasury securities by the Japanese caused bond yields to move higher. These concerns plus Fed Chairman Alan Greenspan's semi-annual Humphrey-Hawkins testimony caused the 30-year bond yield to finish the fiscal year at 5.56%. This was the highest yield level in more than six months.

IN THIS ENVIRONMENT, HOW DID THE MORTGAGE BACKED SECURITIES MARKET FARE RELATIVE TO U.S. TREASURIES, AND HAS REFINANCING BEEN A SIGNIFICANT FACTOR?

This past year will probably go down as one of the most tumultuous times in the mortgage backed securities market. During the first half of the fund's fiscal year, the mortgage backed securities market benefited from a relatively stable Treasury market and outperformed by 20 basis points. The second half of the fiscal year saw a complete 180-degree turn for mortgage backed securities investors. This dramatic turn occurred as a "flight-to- liquidity" driven rally in U.S. Treasuries pushed mortgage spreads versus U.S. Treasuries to their widest levels since the late 1980s. Liquidity concerns, and not concern over increasing prepayments, caused the overall spread widening. The mortgage backed securities sector did not widen in isolation, but in concert with other fixed income spread sectors.

The fourth quarter of 1998 proved to be the positive turning point for the mortgage backed securities market. This recovery has continued with a vengeance into 1999 as investors realized that the mortgage backed securities sector is attractive given current market levels.

The mortgage backed securities market in 1998 experienced two major refinancing waves as fixed mortgage rates declined to 30-year lows. These refinancing waves caused some indigestion initially in the mortgage backed securities market. However, the supply ended up being easily absorbed by FHLMC and FNMA into their own investment portfolios and by the financial services sector to replace normal monthly principal paydowns.

WHAT IS YOUR STRATEGY FOR THE FUND IN THESE MARKET CONDITIONS?

The strategy of the fund attempts to balance the price performance of U.S. Treasury securities with the income advantage of the mortgage backed securities market. During the fiscal third quarter of 1998, we reduced the fund's exposure to the U.S. Treasury market and increased its exposure to the mortgage backed securities market. The portfolio sold short- to intermediate-term U.S. Treasuries to purchase current coupon mortgage backed securities. This increased exposure was due to the decade-wide levels in spreads on mortgage backed securities versus U.S. Treasuries. The allocation to mortgage backed securities favored the FHLMC and FNMA agency sectors. These agencies offered value due to the potential for dollar roll opportunities as well as a collateralized mortgage obligation bid.

The fund's allocation to the U.S. Treasury market continued to favor the longer maturity sector to aid in maintaining the fund's overall portfolio duration of five years.

HOW WAS THE FUND'S PORTFOLIO ALLOCATED AT THE END OF THE REPORTING PERIOD?

The portfolio currently has a 75% allocation to the mortgage backed securities market due to historically attractive valuations versus the U.S. Treasury market. As of February 28, 1999, the fund's portfolio was invested in the following types of issues:


                                            Percentage
                                            of
                                            Net Assets

Federal National Mortgage Association       37.20%
U.S. Treasury and Agency Obligations        30.50%
Federal Home Loan Mortgage Corporation      21.60%
Government National Mortgage Association    20.90%


HOW DID FEDERATED GOVERNMENT INCOME SECURITIES, INC., PERFORM FOR
SHAREHOLDERS IN TERMS OF TOTAL RETURN AND INCOME DURING THE

REPORTING PERIOD?

For the fiscal year ended February 28, 1999, the fund's Class A Shares produced a total return of 5.58%, based on net asset value. 1 The fund's Class B, C, and F Shares produced total returns of 4.65%, 4.76% and 5.49%, respectively, based on net asset value. 1

The fund's returns kept pace with those of the market overall. For the 12-month reporting period ended February 28, 1999, the Merrill Lynch 5-Year Treasury Note Index returned 5.87%. 2 The total return for the Lipper
U.S. Government Funds Average was 5.08%. 3

In terms of income, the fund's Class A, B, C, and F Shares paid monthly dividends totaling $0.536, $0.466, $0.466, and $0.528 per share, respectively.

1 Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were 0.79%, (0.82%), 3.76% and 3.44%, respectively.

2 Merrill Lynch 5-Year Treasury Note Index comprises the most recently issued 5-year U.S. Treasury notes. Index returns are calculated as total returns for periods of 1, 3, 6, and 12 months as well as year-to-date. This index is unmanaged, and investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.

Two Ways You May Seek to Invest for Success:

RESULTS OF A $13,000 INVESTMENT

If you had made an initial investment of $13,000 in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $32,110 on 2/28/99. You would have earned a 7.30% average annual total return for the investment life span. 1

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

 As of 3/31/99, the Class A Shares' average annual 1-year and since inception (8/5/96) total returns were 1.12% and 5.53%, respectively. The Class B Shares' average annual 1-year and since inception (8/5/96) total returns were (0.48%) and 5.23%, respectively. Class C Shares' average annual 1-year and since inception (8/5/96) total returns were 4.09% and 6.63%, respectively. Class F Shares' average annual 1-year, 5-year, and 10-year total returns were 3.79%, 6.80%, and 7.74%, respectively. 2

[Graphic representation omitted.  See Appendix A1.]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% sales charge for Class F Shares. A contingent deferred sales charge of 1.00% would be applied on any redemption of Class F Shares less than four years from the purchase date. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50%, contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 12 years (reinvesting all dividends and capital gains) grew to $21,468.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $13,000, but your account would have reached a total value of $21,468 1 by 2/28/99. You would have earned an average annual total return of

7.10%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation omitted.  See Appendix A2.]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

 Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

Hypothetical Investor Profile-
Investing For Current Income

Thirteen years ago, in April 1986, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose the Class F Shares of Federated Government Income Securities, Inc. because the fund invests in government securities which traditionally are some of the safest, most credit-worthy securities issued in America.

They like the way they can use their account for an occasional extravagance-like the $55,000 Jaguar they bought to celebrate their anniversary-without touching their original principal.

The Laughlins' account totaled $247,003 as of 2/28/99 for an average annual total return of 7.30%. 1

[Graphic representation omitted.  See Appendix A3.]

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Federated Government Income Securities, Inc.-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Government Income Securities, Inc. (Class A Shares) (the "Fund") from August 5, 1996 (start of performance) to February 28, 1999 compared to the Merrill Lynch 5 Year Treasury Index (ML5YRT), the Lehman Brothers Mortgage Backed Securities Index (LBMBSI), a blended index comprised of 60% Lehman Brothers Mortgage Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGSI), and the Lipper U.S. Government Funds Average (LUSGFA). 2


AVERAGE ANNUAL TOTAL RETURN3 FOR THE PERIOD ENDED FEBRUARY 28, 1999         1
Year 0.79% Start of Performance (8/5/96) 5.47%

[Graphic representation omitted.  See Appendix A4.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $9,550 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5YRT, LBMBSI, LBMBGSI, and the LUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The ML5YRT, LBMBSI, and LBMBGSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged. The LUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated Government Income Securities, Inc.-Class B Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Government Income Securities, Inc. (Class B Shares) (the "Fund") from August 5, 1996 (start of performance) to February 28, 1999, compared to the Merrill Lynch 5 Year Treasury Index (ML5YRT), the Lehman Brothers Mortgage Backed Securities Index (LBMBSI), a blended index comprised of 60% Lehman Brothers Mortgage Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGSI), and the Lipper U.S. Government Funds Average (LUSGFA). 2



AVERAGE ANNUAL TOTAL RETURN 3 FOR THE
PERIOD ENDED FEBRUARY 28, 1999
1 Year                          (0.82%)
Start of Performance (8/5/96)     5.18%

[Graphic representation omitted.  See Appendix A5.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemptions less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5YRT, LBMBSI, LBMBGSI, and the LUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The ML5YRT, LBMBSI, and LBMBGSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged. The LUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated Government Income Securities, Inc.-
Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Government Income Securities, Inc. (Class C Shares) (the "Fund") from August 5, 1996 (start of performance) to February 28, 1999, compared to the Merrill Lynch 5 Year Treasury Index (ML5YRT), the Lehman Brothers Mortgage Backed Securities Index (LBMBSI), a blended index comprised of 60% Lehman Brothers Mortgage Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGSI), and the Lipper U.S. Government Funds Average (LUSGFA). 2


AVERAGE ANNUAL TOTAL RETURN 3 FOR THE PERIOD ENDED FEBRUARY 28, 1999         1
Year 3.76% Start of Performance (8/5/96) 6.63%

[Graphic representation omitted.  See Appendix A6.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5YRT, LBMBSI, LBMBGSI, and the LUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The ML5YRT, LBMBSI, and LBMBGSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged. The LUSGFA represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated Government Income Securities, Inc.-

Class F Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Government Income Securities, Inc. (Class F Shares) (the "Fund") from February 28, 1989 to February 28, 1999, compared to the Merrill Lynch 5 Year Treasury Index (ML5YRT), the Lehman Brothers Mortgage Backed Securities Index (LBMBSI), a blended index comprised of 60% Lehman Brothers Mortgage Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGSI), and the Lipper U.S. Government Funds Average (LUSGFA). 2


AVERAGE ANNUAL TOTAL RETURN 3 FOR THE PERIOD ENDED FEBRUARY 28, 1999         1
Year 3.44% 5 Years 6.24% 10 Years 7.70% Start of Performance (4/4/86) 7.30%

[Graphic representation omitted.  See Appendix A7.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5YRT, LBMBSI, LBMBGSI, and the LUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The ML5YRT, LBMBSI, and LBMBGSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged. The LUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

FEBRUARY 28, 1999

PRINCIPAL

AMOUNT                                                                                          VALUE

                     LONG-TERM OBLIGATIONS-105.7%
                     FEDERAL HOME LOAN BANK-1.5%

  $  22,325,000      5.925%, 4/9/2008                                                 $    22,307,140
                     FEDERAL HOME LOAN MORTGAGE CORP.-13.7%
      9,428,371      9.500%, 8/1/2016                                                      10,067,708
      7,149,573      7.500%, 1/1/2027                                                       7,346,186
    184,806,267      6.500%, 9/1/2028 - 2/1/2029                                          183,653,670
                     TOTAL                                                                201,067,564
                     FEDERAL HOME LOAN MORTGAGE CORP. REMIC-7.9%

     24,400,000      Series 1127-G, 8.500%, 8/15/2006                                      24,795,280
     10,000,000      Series 1347-I, 8.000%, 8/15/2022                                      10,169,000
      7,000,000      Series 2081-ED, 7.500%, (Interest Only), 8/15/2028                     1,933,750
      4,744,194      Series 1991-PJ, 7.000%, (Interest Only), 9/15/2027                     1,747,951
     22,000,000      Series 1591-PV, 6.250%, 10/15/2023                                    21,219,440
     23,991,000      Series 2024-E, 6.000%, 1/15/2028                                      21,666,992
    115,695,000      Series 2136-S, 2.720%, (Interest Only), 3/15/2010                      8,098,650
    233,368,223      Series 2111-SB, 2.564%, (Interest Only), 1/15/2029                     8,678,964
    204,695,511      Series 2097-S, 2.560%, (Interest Only), 11/15/2028                     8,187,820
      5,123,047      Series 197-1, (Principal Only), 4/1/2028                               3,563,130
      7,875,000      Series 1802-A, (Principal Only), 3/15/2024                             4,946,524
                     TOTAL                                                                115,007,501
                     FEDERAL HOME LOAN MORTGAGE CORPORATION AGENCY DEBENTURE-3.3%

     48,800,000      5.750%, 7/15/2003 - 4/15/2008                                         48,741,768
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION-28.4%
     45,228,912      7.500%, 7/1/2028                                                      46,105,448
     57,111,165      6.500%, 9/1/2013 - 9/1/2028                                           57,136,749
    233,043,375      6.000%, 12/1/2028 - 2/1/2029                                         225,907,587
     19,000,000      6.000%, 5/15/2008                                                     19,231,610
     70,000,000    1 6.000%, 4/1/2029                                                      67,855,900
                     TOTAL                                                                416,237,294


PRINCIPAL

AMOUNT                                                                                          VALUE

                     LONG-TERM OBLIGATIONS-continued
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC-8.8%

 $   23,945,029      Series 1993-201-FA, 9.440%, 10/25/2023                          $     27,896,438
     17,294,358      Series 1991-146-Z, 8.000%, 10/25/2006                                 17,540,457
      9,128,009      Series 1997-89-E, (Interest Only), 7.000%, 12/20/2027                  3,397,354
     13,970,000      Series 1994-56-K, 6.500%, 3/25/2024                                   13,855,027
     10,324,345      Series 1994-30-K, 6.500%, 2/25/2024                                   10,273,756
     25,000,000      Series 1997-67-PL, 6.500%, 10/18/2012                                 24,431,595
     11,075,000      Series 1993-198-L, 6.250%, 10/25/2023                                 10,719,271
     28,346,746      Series 276-1, (Principal Only), 10/1/2024                             21,499,306
                     TOTAL                                                                129,613,204
                     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-20.3%

        984,189      13.000%, 1/15/2011 - 11/15/2014                                        1,152,632
      3,758,533      12.500%, 4/15/2010 - 7/15/2015                                         4,362,406
     16,935,957      12.000%, 5/15/2011 - 1/15/2016                                        19,562,980
      5,742,866      11.000%, 12/15/2009 - 10/15/2019                                       6,447,512
      4,647,968      10.500%, 3/15/2016                                                     5,170,864
        204,000      9.000%, 2/15/2009                                                        219,937
     81,522,397      8.000%, 6/15/2017 - 8/15/2028                                         85,266,564
     20,844,481      7.500%, 1/15/2028 - 4/15/2028                                         21,456,892
     21,700,000    1 7.500%, 3/15/2029                                                     22,337,546
    130,081,208      7.000%, 10/15/2025 - 1/15/2029                                       131,879,040
                     TOTAL                                                                297,856,373
                     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION REMIC-0.6%
     13,926,641      Series 1997-7-PI, 8.000% (Interest Only), 5/16/2027                    4,003,909
     16,694,831      Series 1997-13-PI, 8.000% (Interest Only), 9/16/2027                   5,133,661
                     TOTAL                                                                  9,137,570
                     UNITED STATES TREASURY SECURITIES-21.2%

     22,000,000      12.000%, 5/15/2005                                                    29,531,920
     14,600,000      11.250%, 2/15/2015                                                    22,858,198
     15,000,000      9.250%, 2/15/2016                                                     20,488,950
     40,800,000      9.000%, 11/15/2018                                                    55,838,880
     71,725,000      8.125%, 8/15/2019 - 5/15/2021                                         91,748,976
      6,100,000      5.750%, 10/31/2002                                                     6,192,171

PRINCIPAL

AMOUNT                                                                                          VALUE

                     LONG-TERM OBLIGATIONS-continued

 $   26,400,000      5.625%, 12/31/2002                                              $     26,701,224
     37,000,000      4.750%, 2/15/2004 - 11/15/2008                                        35,730,910
     66,000,000      0%, 8/15/2017                                                         22,109,340
                     TOTAL                                                                311,200,569
                     TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED COST
                     $1,566,046,988)                                                    1,551,168,983
                     REPURCHASE AGREEMENTS-4.5%2

      6,690,000      ABN AMRO Chicago Corp., Inc., 4.860%, dated 2/26/1999, due

                     3/1/1999                                                               6,690,000

     60,000,000 3, 4 Goldman Sachs Group, LP, 4.770%, dated 2/19/1999, due

                     4/14/1999                                                             60,000,000
                     TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)                       66,690,000
                     TOTAL INVESTMENTS (IDENTIFIED COST $1,632,736,988)5               $ 1,617,858,983

1 Indicates securities subject to dollar roll transactions with a total market value of $90,193,446.

2 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

3 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the creditworthiness of the issuer is downgraded.

4 Security held as collateral for future dollar roll transactions.

5 The cost of investments for federal tax purposes amounts to $1,633,059,398. The net unrealized depreciation of investments on a federal tax basis amounts to $15,200,415 which is comprised of $11,333,963 appreciation and $26,534,378 depreciation at February 28, 1999.

Note: The categories of investments are shown as a percentage of net assets ($1,467,605,133) at February 28, 1999.

The following acronyms are used throughout this portfolio:

LP    -Limited Partnership
REMIC -Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

FEBRUARY 28, 1999



ASSETS:

Total investments in securities, at value (identified cost
$1,632,736,988

and tax cost $1,633,059,398)                                                       $ 1,617,858,983
Cash                                                                                         1,480
Income receivable                                                                       12,740,652
Receivable for investments sold                                                        101,374,426
Receivable for shares sold                                                               4,232,330
TOTAL ASSETS                                                                         1,736,207,871
LIABILITIES:

Payable for investments purchased                                $ 263,657,694
Payable for shares redeemed                                          1,425,904
Income distribution payable                                          3,098,324
Accrued expenses                                                       420,816
TOTAL LIABILITIES                                                                      268,602,738
Net assets for 167,088,879 shares outstanding                                      $ 1,467,605,133
NET ASSETS CONSIST OF:
Paid in capital                                                                    $ 1,772,144,316
Net unrealized depreciation of investments                                             (14,878,005)
Accumulated net realized loss on investments                                          (292,533,085)
Undistributed net investment income                                                      2,871,907
TOTAL NET ASSETS                                                                   $ 1,467,605,133
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER
SHARE:
CLASS A SHARES:
Net Asset Value Per Share ($182,597,320 / 20,780,439 shares
outstanding)                                                                                 $8.79
Offering Price Per Share (100/95.50 of $8.79)1                                                $9.20
Redemption Proceeds Per Share                                                                $8.79
CLASS B SHARES:
Net Asset Value Per Share ($48,303,711 / 5,503,496 shares
outstanding)                                                                                 $8.78
Offering Price Per Share                                                                     $8.78
Redemption Proceeds Per Share (94.50/100 of $8.78)1                                           $8.30
CLASS C SHARES:
Net Asset Value Per Share ($15,681,612 / 1,783,359 shares
outstanding)                                                                                 $8.79
Offering Price Per Share                                                                     $8.79
Redemption Proceeds Per Share (99.00/100 of $8.79)1                                           $8.70
CLASS F SHARES:
Net Asset Value Per Share ($1,221,022,490 / 139,021,585
shares outstanding)                                                                          $8.78
Offering Price Per Share (100/99.00 of $8.78)1                                                $8.87
Redemption Proceeds Per Share (99.00/100 of $8.78)1                                           $8.69

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED FEBRUARY 28, 1999


INVESTMENT INCOME:
Interest (net of dollar roll expense of $4,564,660)                                                $ 105,037,089
EXPENSES:

Investment advisory fee                                                         $ 11,358,153
Administrative personnel and services fee                                          1,141,873
Custodian fees                                                                       135,218
Transfer and dividend disbursing agent fees and expenses                             996,589
Directors'/Trustees' fees                                                             23,710
Auditing fees                                                                         22,000
Legal fees                                                                             7,268
Portfolio accounting fees                                                            182,519
Distribution services fee-Class A Shares                                             411,832
Distribution services fee-Class B Shares                                             183,567
Distribution services fee-Class C Shares                                              61,686
Shareholder services fee-Class A Shares                                              411,832
Shareholder services fee-Class B Shares                                               61,189
Shareholder services fee-Class C Shares                                               20,562
Shareholder services fee-Class F Shares                                            3,292,472
Share registration costs                                                              43,507
Printing and postage                                                                 179,639
Insurance premiums                                                                     5,302
Taxes                                                                                146,925
Miscellaneous                                                                         16,455
TOTAL EXPENSES                                                                    18,702,298
WAIVERS:
Waiver of investment advisory fee                            $ (3,151,420)
Waiver of distribution services fee-Class A Shares               (411,832)
Waiver of shareholder services fee-Class F Shares                 (26,340)
TOTAL WAIVERS                                                                     (3,589,592)
Net expenses                                                                                          15,112,706
Net investment income                                                                                 89,924,383
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                                      22,482,080
Net change in unrealized appreciation of investments                                                 (31,614,379)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                       (9,132,299)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                                     $  80,792,084

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


YEAR ENDED FEBRUARY 28                                                       1999                   1998
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:

Net investment income                                             $    89,924,383       $    115,159,955
Net realized gain on investments ($21,822,092 and
$26,969,638, respectively, as computed for federal tax
purposes)                                                              22,482,080             29,943,557
Net change in unrealized appreciation                                 (31,614,379)            14,565,744
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                         80,792,084            159,669,256
NET EQUALIZATION CREDITS (DEBITS)-                                              -               (123,530)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income

Class A Shares                                                        (10,042,618)            (6,962,087)
Class B Shares                                                         (1,386,425)              (388,908)
Class C Shares                                                           (462,569)              (139,249)
Class F Shares                                                        (77,291,063)          (107,135,838)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS

TO SHAREHOLDERS                                                       (89,182,675)          (114,626,082)
SHARE TRANSACTIONS:
Proceeds from sale of shares                                          217,946,689            186,850,576
Net asset value of shares issued to shareholders in payment

of distributions declared                                              49,379,711             60,263,685
Cost of shares redeemed                                              (372,130,856)          (489,191,268)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS               (104,804,456)          (242,077,007)
Change in net assets                                                 (113,195,047)          (197,157,363)
NET ASSETS:

Beginning of period                                                 1,580,800,180          1,777,957,543
End of period (including undistributed net investment income
of $2,871,907 and $912,530, respectively)                         $ 1,467,605,133       $  1,580,800,180

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


YEAR ENDED FEBRUARY 28                                        1999         1998       1997 1
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 8.84       $ 8.59     $ 8.63
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                         0.53 2       0.62 2     0.30
Net realized and unrealized gain (loss) on investments       (0.04)        0.22      (0.02)
TOTAL FROM INVESTMENT OPERATIONS                              0.49         0.84       0.28
LESS DISTRIBUTIONS:

Distributions from net investment income                     (0.54)       (0.59)     (0.32)
NET ASSET VALUE, END OF PERIOD                              $ 8.79       $ 8.84     $ 8.59
TOTAL RETURN 3                                                5.58%       10.10%      3.34%

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                      0.98%        0.96%      1.03% 4
Net investment income                                         5.99%        7.13%      6.45% 4
Expense waiver 5                                              0.46%        0.49%      0.50% 4
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                   $182,597     $138,554       $289
Portfolio turnover                                             209%         264%        97%

1 Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

2 Per Share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


YEAR ENDED FEBRUARY 28                                       1999        1998       1997 1
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 8.84      $ 8.59     $ 8.63
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                        0.46 2      0.58       0.28
Net realized and unrealized gain (loss) on investments      (0.05)       0.20      (0.02)
TOTAL FROM INVESTMENT OPERATIONS                             0.41        0.78       0.26
LESS DISTRIBUTIONS:

Distributions from net investment income                    (0.47)      (0.53)     (0.30)
NET ASSET VALUE, END OF PERIOD                             $ 8.78      $ 8.84     $ 8.59
TOTAL RETURN 3                                               4.65%       9.34%      3.00%

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                     1.73%       1.71%      1.71% 4
Net investment income                                        5.36%       6.51%      5.80% 4
Expense waiver 5                                             0.21%       0.24%      0.26% 4
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                   $48,304     $10,819     $2,421
Portfolio turnover                                            209%        264%        97%

1 Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

2 Per Share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


YEAR ENDED FEBRUARY 28                                       1999       1998       1997 1
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 8.84     $ 8.59     $ 8.63
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                        0.48 2     0.55       0.27
Net realized and unrealized gain (loss) on investments      (0.06)      0.23      (0.01)
TOTAL FROM INVESTMENT OPERATIONS                             0.42       0.78       0.26
LESS DISTRIBUTIONS:

Distributions from net investment income                    (0.47)     (0.53)     (0.30)
NET ASSET VALUE, END OF PERIOD                             $ 8.79     $ 8.84     $ 8.59
TOTAL RETURN 3                                               4.76%      9.29%      3.02%

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                     1.73%      1.71%      1.71% 4
Net investment income                                        5.38%      6.21%      5.65% 4
Expense waiver 5                                             0.21%      0.24%      0.26% 4
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                   $15,682     $2,836     $1,343
Portfolio turnover                                            209%       264%        97%

1 Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

2 Per Share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class F Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


YEAR ENDED FEBRUARY 28 OR 29                          1999           1998           1997            1996            1995
NET ASSET VALUE, BEGINNING OF PERIOD                $ 8.83         $ 8.59         $ 8.75          $ 8.55          $ 9.00
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                 0.53 1         0.61           0.55            0.62            0.63
Net realized and unrealized gain (loss) on
investments                                          (0.05)          0.24          (0.15)           0.20          (0.46)
TOTAL FROM INVESTMENT OPERATIONS                      0.48           0.85           0.40            0.82            0.17
LESS DISTRIBUTIONS:

Distributions from net investment income             (0.53)         (0.61)         (0.56)          (0.62)          (0.62)
NET ASSET VALUE, END OF PERIOD                      $ 8.78         $ 8.83         $ 8.59          $ 8.75          $ 8.55
TOTAL RETURN 2                                        5.49%         10.19%          4.81%           9.87%           2.11%

RATIOS TO AVERAGE NET ASSETS:

Expenses                                              0.98%          0.96%          0.96%           0.96%           0.97%
Net investment income                                 5.95%          6.87%          6.42%           6.96%           7.34%
Expense waiver 3                                      0.21%          0.24%          0.26%           0.25%           0.23%
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)         $1,221,022     $1,428,591     $1,773,905      $2,264,374      $2,538,013
Portfolio turnover                                     209%           264%            97%            161%            143%

1 Per Share information presented is based upon the average number of shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

FEBRUARY 28, 1999

ORGANIZATION

Federated Government Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares:
Class A Shares, Class B Shares, Class C Shares and Class F Shares. The Fund's objective is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to adjustments relating to dollar roll and REMIC transactions. The following reclassifications have been made to the financial statements.


      INCREASE /(DECREASE)

                   ACCUMULATED      UNDISTRIBUTED
                   NET REALIZED     NET INVESTMENT

PAID-IN CAPITAL    GAIN/LOSS        INCOME
($235,273)          ($982,396)       $1,217,669


Net investment income, net realized gains/ losses and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At February 28, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $292,210,675, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:


EXPIRATION YEAR   EXPIRATION AMOUNT
2002                  $  59,627,977
2003                   $192,317,284
2004                   $ 16,981,637
2005                   $ 23,283,777


EQUALIZATION

Effective March 1, 1998, the Fund discontinued its use of equalization. Equalization is an accounting practice whereby a portion of the proceeds of sales and costs of redemptions of Fund shares is credited or charged to undistributed net investment income on a per share basis, as determined on the date of transaction. This change in accounting policy does not effect the Fund's net assets, net asset value per share, or net investment income. The financial statements included herein reflect the following reclassification to close out accumulated equalization debits as of August 31, 1998.


      INCREASE (DECREASE)

                   UNDISTRIBUTED

                   NET INVESTMENT
PAID IN CAPITAL    INCOME

$(78,484)                $78,484


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At February 28, 1999, par value shares ($0.001 per share) authorized were as follows:


                 NUMBER

                 OF PAR VALUE
                 CAPITAL STOCK

CLASS NAME AUTHORIZED         Class A Shares 500,000,000 Class B Shares
500,000,000 Class C Shares 500,000,000 Class F Shares 500,000,000

Transactions in capital stock were as follows:


YEAR ENDED FEBRUARY 28                                              1999                                  1998
CLASS A SHARES:                                          SHARES              AMOUNT            SHARES             AMOUNT
Shares sold                                           13,380,685       $  121,312,072       17,863,053       $  154,174,787
Shares issued to shareholders in payment of

distributions declared                                   968,378            8,642,719          686,406            6,011,544
Shares redeemed                                       (9,234,999)         (82,910,600)      (2,916,697)         (25,430,665)
NET CHANGE RESULTING FROM

CLASS A SHARE TRANSACTIONS                             5,114,064       $   47,044,191       15,632,762       $  134,755,666


YEAR ENDED FEBRUARY 28                                              1999                                  1998
CLASS B SHARES:                                          SHARES              AMOUNT            SHARES             AMOUNT
Shares sold                                            5,160,248       $   46,198,415        1,033,325       $    9,058,031
Shares issued to shareholders in payment of

distributions declared                                    96,415              859,149           24,091              211,420
Shares redeemed                                         (976,960)          (8,731,605)        (115,339)          (1,007,902)
NET CHANGE RESULTING FROM

CLASS B SHARE TRANSACTIONS                             4,279,703          $38,325,959          942,077       $    8,261,549


YEAR ENDED FEBRUARY 28                                              1999                                  1998
CLASS C SHARES:                                          SHARES              AMOUNT            SHARES             AMOUNT
Shares sold                                            2,208,237       $   19,790,392          370,357       $    3,245,060
Shares issued to shareholders in payment of

distributions declared                                    28,812              257,083            9,162               80,022
Shares redeemed                                         (774,462)          (6,929,369)        (215,020)          (1,900,157)
NET CHANGE RESULTING FROM

CLASS C SHARE TRANSACTIONS                             1,462,587       $   13,118,106          164,499       $    1,424,925


YEAR ENDED FEBRUARY 28                                              1999                                  1998
CLASS F SHARES:                                          SHARES              AMOUNT            SHARES              AMOUNT
Shares sold                                            3,427,530       $   30,645,810        2,333,488       $   20,372,698
Shares issued to shareholders in payment of

distributions declared                                 4,449,449           39,620,760        6,195,998           53,960,699
Shares redeemed                                      (30,717,933)        (273,559,282)     (53,122,484)        (460,852,544)
NET CHANGE RESULTING FROM

CLASS F SHARE TRANSACTIONS                           (22,840,954)      $ (203,292,712)     (44,592,998)      $ (386,519,147)
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS                                   (11,984,600)      $ (104,804,456)     (27,853,660)      $ (242,077,007)

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.


                   PERCENTAGE OF
                   AVERAGE DAILY
                   NET ASSETS

SHARE CLASS NAME   OF CLASS
Class A Shares     0.25%
Class B Shares     0.75%
Class C Shares     0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 1999, were as follows:


Purchases     $ 3,338,035,506
Sales         $ 3,223,318,102


YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

SUBSEQUENT EVENT

Effective March 31, 1999, Federated Advisers, the Fund's Adviser, merged into Federated Investment Management Company.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

FEDERATED GOVERNMENT INCOME SECURITIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Government Income Securities, Inc. as of February 28, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended February 28, 1999 and 1998, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at February 28, 1999, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Government Income Securities, Inc. as of February 28, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Boston, Massachusetts

April 9, 1999

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

JOHN F. CUNNINGHAM

LAWRENCE D. ELLIS, M.D.

RICHARD B. FISHER

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

KATHLEEN M. FOODY-MALUS

Vice President

MATTHEW S. HARDIN

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

AS OF FEBRUARY 28, 1999

[Graphic]
Federated

World-Class Investment Manager

ANNUAL REPORT

Federated Government Income Securities, Inc.

Established 1986

13TH ANNUAL REPORT

[Graphic]
Federated

Federated Government Income Securities, Inc.
Federated Investors Funds
5800 Corporate Drive

Pittsburgh, PA 15237-7000

1-800-341-7400

WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor

Cusip 313912206
Cusip 313912305
Cusip 313912404
Cusip 313912107
G001109-01 (4/99)

[Graphic]

                  FEDERATED GOVERNMENT INCOME SECURITIES, INC.

                                    APPENDIX

A1. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/4/86 to 2/28/99. The "y" axis is measured in increments of $5,000 ranging from $0 to $35,000 and indicates that the ending value of a hypothetical initial investment of $13,000 in the fund's Class F Shares, assuming all sales charges and the reinvestment of capital gains and dividends, would have grown to $32,110 on 2/28/99.

A2. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/4/96 to 2/28/99. The "y" axis is measured in increments of $5,000 ranging from $0 to $25,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class F Shares, assuming the reinvestment of capital gains and dividends, would have grown to $21,468 on 2/28/99.

A3. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/4/86 to 2/28/99. The "y" axis is measured in increments of $50,000 ranging from $0 to $250,000 and indicates that the ending value of hypothetical initial investment of $100,000 in the fund's Class F Shares, assuming the reinvestment of capital gains and dividends, would have grown to $247,003 on 2/28/99.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Government Income Securities, Inc. (the "Fund") are represented by a solid line. The Merrill Lynch 5 Year Treasury Index (ML5YRT) is represented by a broken line, the Lehman Brothers Mortgage Backed Securities Index (LBMBSI) is represented by a dashed line, the blended index comprised of 60% Lehman Brothers Mortgage Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGSI) is represented by a dotted line, and the Lipper U.S. Government Funds Average (LUSGFA) is represented by a wide line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the ML5YRT, LBMBSI, LBMBGSI, and the LUSGFA. The "x" axis reflects computation periods from 8/5/96 to 2/28/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the ML5YRT, LBMBSI, LBMBGSI, and the LUSGFA. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the ML5YRT, LBMBSI, LBMBGSI, and the LUSGFA. The ending values were $11,472, $11,892, $12,308, $12,287, and $12,057, respectively.

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Government Income Securities, Inc. (the "Fund") are represented by a solid line. The Merrill Lynch 5 Year Treasury Index (ML5YRT) is represented by a broken line, the Lehman Brothers Mortgage Backed Securities Index (LBMBSI) is represented by a dashed line, the blended index comprised of 60% Lehman Brothers Mortgage Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGSI) is represented by a dotted line, and the Lipper U.S. Government Funds Average (LUSGFA) is represented by a wide line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, and the ML5YRT, LBMBSI, LBMBGSI, and the LUSGFA. The "x" axis reflects computation periods from 8/5/96 to 2/28/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the ML5YRT, LBMBSI, LBMBGSI, and the LUSGFA. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the ML5YRT, LBMBSI, LBMBGSI, and the LUSGFA. The ending values were $11,386, $11,892, $12,308, $12,287, and $12,057, respectively.

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Government Income Securities, Inc. (the "Fund") are represented by a solid line. The Merrill Lynch 5 Year Treasury Index (ML5YRT) is represented by a broken line, the Lehman Brothers Mortgage Backed Securities Index (LBMBSI) is represented by a dashed line, the blended index comprised of 60% Lehman Brothers Mortgage Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGSI) is represented by a dotted line, and the Lipper U.S. Government Funds Average (LUSGFA) is represented by a wide line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, and the ML5YRT, LBMBSI, LBMBGSI, and the LUSGFA. The "x" axis reflects computation periods from 8/5/96 to 2/28/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the ML5YRT, LBMBSI, LBMBGSI, and the LUSGFA. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the ML5YRT, LBMBSI, LBMBGSI, and the LUSGFA. The ending values were $11,795, $11,892, $12,308, $12,287, and $12,057, respectively.

A7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class F Shares of Federated Government Income Securities, Inc., (the "Fund") based are represented by a solid line. The Merrill Lynch 5 Year Treasury Index (ML5YRT) is represented by a broken line, the Lehman Brothers Mortgage Backed Securities Index (LBMBSI) is represented by a dashed line, the blended index comprised of 60% Lehman Brothers Mortgage Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGSI) is represented by a dotted line, and the Lipper U.S. Government Funds Average (LUSGFA) is represented by a wide line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the Fund, and the ML5YRT, LBMBSI, LBMBGSI, and the LUSGFA. The "x" axis reflects computation periods from 2/28/89 to 2/28/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class F Shares as compared to the ML5YRT, LBMBSI, LBMBGSI, and the LUSGFA. The right margin reflects the ending value of the hypothetical investment in the Fund's Class F Shares as compared to the ML5YRT, LBMBSI, LBMBGSI, and the LUSGFA. The ending values were $21,003, $21,733, $23,759, $23,660, and $21,220, respectively.